UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2007
FIRST CHARTER CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	0-15829	56-1355866

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
(Address, including zip code, of principal executive offices)
(704) 688-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
     The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”
     On July 23, 2007, First Charter Corporation announced its financial results for the three- and six-month periods ended June 30, 2007. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     In addition, on May 3, 3007, management provided updated earnings guidance for fiscal 2007 of between $1.60 and $1.66 per share. However, because of the previously disclosed provision recorded for the Penland loan portfolio (approximately $0.134 per share after-tax), First Charter no longer expects to meet its prior earnings guidance for the year. First Charter does not undertake to update its earnings guidance at this time.
     On July 24, 2007, as previously announced, the First Charter executive management team will review and discuss the Corporation’s second quarter and first-half 2007 financial results. The slide package prepared for use by the First Charter Corporation executive management team at this presentation is available at First Charter Corporation’s website, www.firstcharter.com, and is also furnished herewith as Exhibit 99.2. In addition, all of the information in the presentation is presented as of July 23, 2007, and First Charter Corporation does not assume any obligation to update such information in the future.
     The information included in Items 2.02 and 7.01, as well as Exhibits 99.1 and 99.2 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
99.1	News Release disseminated on July 23, 2007, by First Charter Corporation

99.2	Slide Package prepared for use by the First Charter Corporation executive management team for the second quarter 2007 earnings conference call held on July 24, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHARTER CORPORATION

	By:	/s/ Stephen J. Antal

Stephen J. Antal Executive Vice President, General Counsel, and Secretary

Dated: July 23, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release disseminated on July 23, 2007, by First Charter Corporation

99.2	Slide Package prepared for use by the First Charter Corporation executive management team for the second quarter 2007 earnings conference call held on July 24, 2007